Exhibit 10.4 REGISTRATION RIGHTS AGREEMENT by and between REDWIRE CORPORATION and BCC REDWIRE AGGREGATOR, L.P. AE INDUSTRIAL PARTNERS, FUND II L.P. AE INDUSTRIAL PARTNERS STRUCTURED SOLUTIONS I, L.P. Dated as of October 28, 2022

## TABLE OF CONTENTS

| | | Page |
|---|---|---|
| **ARTICLE I REGISTRATION RIGHTS** | | **1** |
| Section 1.1 | Resale Shelf Registration Statement | 1 |
| Section 1.2 | Effectiveness Period | 2 |
| Section 1.3 | Subsequent Shelf Registration Statement | 2 |
| Section 1.4 | Supplements and Amendments | 3 |
| Section 1.5 | Rule 415 Cutback | 3 |
| Section 1.6 | Subsequent Holder Notice | 3 |
| Section 1.7 | Underwritten Offering | 4 |
| Section 1.8 | Take-Down Notice | 5 |
| Section 1.9 | Demand Registration | 5 |
| Section 1.10 | Piggyback Registration | 6 |
| **ARTICLE II ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS** | | **8** |
| Section 2.1 | Registration Procedures | 8 |
| Section 2.2 | Suspension | 11 |
| Section 2.3 | Expenses of Registration | 12 |
| Section 2.4 | Information by Holders | 12 |
| Section 2.5 | Rule 144 Reporting | 13 |
| Section 2.6 | Rule 144 Sales | 13 |
| Section 2.7 | Holdback Agreement | 13 |
| **ARTICLE III INDEMNIFICATION** | | **14** |
| Section 3.1 | Indemnification by Company | 14 |
| Section 3.2 | Indemnification by Holders | 15 |
| Section 3.3 | Notification | 15 |
| Section 3.4 | Contribution | 16 |
| Section 3.5 | Survival | 17 |
| **ARTICLE IV JOINDER, TRANSFER AND TERMINATION OF REGISTRATION RIGHTS** | | **17** |
| Section 4.1 | Joinder | 17 |
| Section 4.2 | Transfer of Registration Rights | 17 |
| Section 4.3 | Termination of Registration Rights | 17 |
| **ARTICLE V MISCELLANEOUS** | | **17** |
| Section 5.1 | Amendments and Waivers | 17 |
| Section 5.2 | Extension of Time, Waiver, Etc | 17 |
| Section 5.3 | Assignment | 18 |
| Section 5.4 | Counterparts | 18 |
| Section 5.5 | Entire Agreement; No Third Party Beneficiary | 18 |
| Section 5.6 | Governing Law; Jurisdiction | 18 |
| Section 5.7 | Specific Enforcement | 19 |

i

ii Section 5.8 Waiver of Jury Trial .................................................................................. 19 Section 5.9 Notices ...................................................................................................... 19 Section 5.10 Severability ............................................................................................... 21 Section 5.11 Expenses ................................................................................................... 21 Section 5.12 Interpretation ............................................................................................. 21 EXHIBITS Exhibit A - Defined Terms Exhibit B - Joinder to Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of October 28, 2022 by and between Redwire Corporation, a Delaware corporation (the “Company”), BCC Redwire Aggregator, L.P., a Delaware limited partnership (“Bain”), AE Industrial Partners, Fund II L.P., a Delaware limited partnership (“AE Industrial”), AE Industrial Structured Solutions I, L.P., a Delaware limited Partnership (“AE Solutions,” and together with AE Industrial, “AE”) and and each other Person who executes a Joinder attached hereto as Exhibit B (collectively, the “Holders”). Capitalized terms that are used herein but not defined elsewhere are defined in Exhibit A. WHEREAS, (i) the Company and Bain are parties to the Investment Agreement, dated as of October 28, 2022 (as amended from time to time, the “Bain Investment Agreement”) and (ii) the Company and AE are parties to the Investment Agreement, dated as of October 28, 2022 (as amended from time to time, the “AE Investment Agreement,” and together with the Bain Investment Agreement, the “Investment Agreements”), pursuant to which the Company is selling to each of the Investors, and the Investors are purchasing from the Company, on the terms and subject to the conditions set forth in the Investment Agreement, an aggregate of 80,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), which is convertible into shares of Common Stock, on the terms set forth in the certificate of designation establishing such preferred stock. WHEREAS, as a condition to the obligations of the Company and the Investors under the Investment Agreements, the Company and the Investors are entering into this Agreement for the purpose of granting certain registration and other rights to the Investors. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows: ARTICLE I REGISTRATION RIGHTS Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall prepare and file no later than nine (9) months from the date of this Agreement, a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then the Company shall (i) prepare and file a registration statement on another appropriate form (including Form S-1, if available) which shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any other reasonable method of distribution and timing of filing mutually elected by the Investors and the Company) and (ii) so long as the Registrable Securities remain outstanding and assuming that the Company had filed a registration statement on another appropriate form, the Company will, at a commercially reasonable date following the date upon which the Company becomes eligible to use a registration statement on Form S-3 (the “Qualification Date”) to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the

2 Qualification Date (unless otherwise agreed to by the parties to this Agreement) (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post- effective amendment on Form S-3 to a registration statement on Form S-1) (the “Resale Shelf Registration Statement”) and, if applicable, shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof, but in no event later than the first anniversary of the date of this Agreement, (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is then available to the Company (and has been so available for at least 30 days)). Section 1.2 Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”). By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event within seventy-two (72) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. Section 1.3 Subsequent Shelf Registration Statement. If any Shelf Registration Statement filed pursuant to the terms of this Agreement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities held by them as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is then available to the Company) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall (i) be a registration statement on Form S-3 to the extent that the Company is eligible to use such form and (ii) in no event later than the Qualification Deadline (or such other date agreed to by the parties to this Agreement), file a registration statement on Form S-3 covering the Registrable

3 Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1). Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form (including Form S-1, if available) and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any other reasonable method of distribution and timing of filing mutually elected by the Investors and the Company. Section 1.4 Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement. Section 1.5 Rule 415 Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any of the Investors to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 1.5, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by the holders of a majority of the Registrable Securities. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 1.5, the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 1.5 shall be allocated among the Investors and the other Holders named on the registration statement on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the relevant Investors otherwise agree. From and after the date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 1 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that the date by which the Company is required to obtain effectiveness of a Registration Statement with respect to such Cut Back Shares under Section 1.1 shall be the 90th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement). Section 1.6 Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder of Registrable Securities after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall as promptly as reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder

4 and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”): (a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that the Company shall not be required to file within any fiscal quarter more than one post-effective amendment or supplement to the related prospectus for such purpose. (b) if, pursuant to Section 1.6(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and (c) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.6(a). Section 1.7 Underwritten Offering. (a) Subject to any applicable restrictions on transfer in the Investment Agreements or otherwise, AE, Bain (to the extent AE or Bain hold Registrable Securities) or holders of a majority of Registrable Securities then outstanding may, after the Resale Shelf Registration Statement, or a Subsequent Shelf Registration Statement, becomes effective, and so long as the Shelf Registration Statement, or a Subsequent Shelf Registration Statement, remains effective at such time, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration Statement is intended to be conducted through an underwritten offering (the “Underwritten Offering”); provided, that the Holders of Registrable Securities may not, without the Company’s prior written consent, (i) launch an Underwritten Offering the anticipated gross proceeds of which shall be less than $20,000,000 (unless the Holders are proposing to sell all of their remaining Registrable Securities), (ii) launch more than one (1) Underwritten Offering at the request of the Holders within any twelve (12) month period, or (iii) launch an Underwritten Offering within the period commencing twenty (20) days prior to and ending two (2) Business Days following the Company’s scheduled earnings release date for any fiscal quarter or year (or such shorter period as is the Company’s customary “blackout window” applicable to directors and officers). Upon receipt of a request for an Underwritten Offering, the Company shall notify all Holders of such request and, subject to Section 1.7(c), shall include in such Underwritten Offering all shares of Registrable Securities to be sold by Holders responding to such notice. (b) In the event of an Underwritten Offering, the Holders of a majority of the Registrable Securities participating in an Underwritten Offering shall select the managing underwriter(s) to administer the Underwritten Offering; provided, that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which consent shall not be unreasonably conditioned, withheld or delayed; provided, further, that in making the determination

5 to consent to the Holder’s choice of managing underwriter(s), the Company may take into account its business and strategic interests. The Company and the Holders of Registrable Securities participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering. (c) The Company will not include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities without the prior written consent of the participating Investors, which consent shall not be unreasonably conditioned, withheld or delayed. If the managing underwriter or underwriters advise the Company and the participating Investors in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included shall be Registrable Securities of the Holders that have requested to participate in such Underwritten Offering allocated pro rata among such Holders on the basis of the percentage of the Registrable Securities then-owned by such Holders; provided that Registrable Securities thereby allocated to a Holder that exceeds such Holder’s request shall be reallocated among the remaining Holders in like manner. Section 1.8 Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if an Investor delivers a notice to the Company (a “Take-Down Notice”) stating that such Investor intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall, subject to the other applicable provisions of this Agreement, amend or supplement the Shelf Registration Statement as may be reasonably necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering. Section 1.9 Demand Registration. At any time when an Investor is not subject to a lock- up period or other sale restrictions, such Investor may demand that the Company file a Registration Statement, which may be on Form S-1, or Form S-3 if the Company is eligible, for the purpose of conducting an Underwritten Offering of any or all of such Investor's Registrable Securities (a “Demand Registration”). The Company shall, unless the Company is subject to a market stand-off pursuant to an agreement within one or more investment banks (in which case the Company shall promptly inform such Investor), within ten (10) days of its receipt of the Demand Registration request, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Demand Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Demand Holder(s) to the Company, such Requesting Demand Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Requesting Demand Holders pursuant to such Demand

6 Registration in accordance with the provision of this Section 1.9. Under no circumstances shall the Company be obligated to effect more than one (1) Registration pursuant to a Demand Registration under this Section 1.9 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Requesting Demand Holders to be registered on behalf of the Requesting Demand Holders in such Demand Registration have been sold. The Company shall file such Registration Statement within thirty (30) days of receipt of such demand and use commercially reasonable efforts to cause the same to be declared effective within sixty (60) calendar days of filing; provided, that such deadline shall be extended to ninety (90) calendar days after the date of filing if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC; provided, further the Company shall use commercially reasonable efforts to have the Registration Statement declared effective within five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that if such deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the deadline shall be extended to the next Business Day on which the SEC is open for business. The provisions of Section 1.5, and Section 1.6 (c) shall apply to this Section 1.9 as if a Demand Registration under this Section 1.9 were an Underwritten Shelf Takedown. In order to withdraw a demand under this Section 1.9, such withdrawal must be received by The Company prior to The Company having publicly filed a Registration Statement pursuant to this Section 1.9. Section 1.10 Piggyback Registration. (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering (or to make an underwritten public offering pursuant to a previously filed registration statement) of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed to effectuate an exchange offer, at-the-market (ATM) offering or any employee benefit or dividend reinvestment plan), then the Company shall give prompt written notice of such filing, which notice shall be given, to the extent reasonably practicable, no later than ten (10) Business Days prior to the filing (the “Piggyback Notice”) to the Holders of Registrable Securities. The Piggyback Notice shall offer such Holders the opportunity to include (or cause to be included) in such registration statement the number of Registrable Securities as each such Holder may request (each, a “Piggyback Registration Statement”). Subject to Section 1.10(b), the Company shall include in each Piggyback Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each a “Piggyback Request”) promptly following delivery of the Piggyback Notice but in any event no later than one (1) Business Day prior to the filing of the Piggyback Registration Statement. The Company shall not be required to maintain the effectiveness of a Piggyback Registration Statement beyond the earlier of (x) one hundred eighty (180) days after the effective date thereof and (y) consummation of the distribution by the Holders of the Registrable Securities included in such registration statement. The Company may withdraw a Piggyback Registration Statement at any time prior to any sales being made pursuant to the Piggyback Registration Statement without incurring any liability to the Holders, in which case the Company shall be relieved of its obligation to register the Registrable Securities with respect to such withdrawn Piggyback Registration Statement.

7 (b) If any of the securities to be registered pursuant to the registration giving rise to the rights under this Section 1.10 are to be sold in an Underwritten Offering, the Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit Holders of Registrable Securities who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advise the Company that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) if the Underwritten Offering is initiated and undertaken for the Company’s account (A) first, the securities proposed to be sold by the Company for its own account; (B) second, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering allocated pro rata among such Holders on the basis of the percentage of the Registrable Securities then-owned by such Holders; (C) third, any other securities of the Company that have been requested to be included in such offering on a pro rata basis based on the total number of securities of the Company held by such Persons; provided that any Registrable Securities or securities of the Company thereby allocated to any such Person that exceed such Person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner; and (ii) if the Underwritten Offering is initiated and undertaken at the request of one or more holders of Company securities that is not a Holder pursuant this Agreement, then securities will be included in the Underwritten Offering as follows: (A) first, to the initiating holders of Company securities exercising their contractual or other right to dispose of such securities in an Underwritten Offering; (B) second, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering allocated pro rata among such Holders on the basis of the percentage of the Registrable Securities then-owned by such Holders; (C) third, the securities proposed to be sold by the Company for its own accounts; (C) fourth, any other securities of the Company that have been requested to be included in such offering provided that any Registrable Securities or securities of the Company thereby allocated to any such Person that exceed such Person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner; provided further that, in each case, Holders may, prior to the earlier of the (a) effectiveness of the registration statement and (b) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.10. (c) No reduction pursuant to the foregoing paragraph shall reduce the amount of Registrable Securities included in the Underwritten Offering below twenty-five present (25%) of the total amount of securities included in such Underwritten Offering.

8 ARTICLE II ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS Section 2.1 Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company shall: (a) use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement; (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with such Investor’s intended method of distribution set forth in such registration statement for such period; (c) furnish to such Investor’s legal counsel copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement; (d) if requested by the managing underwriter or underwriters, if any, or an Investor, as promptly as is reasonably practicable include in any prospectus supplement or post- effective amendment such information as the managing underwriter or underwriters, if any, or such Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 2.1(d) that are not in compliance with applicable law; (e) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the participating Investors and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus (or amendment or supplement thereto) as the participating Investors or such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities; (f) as promptly as is reasonably practicable notify the Investors at any time when a prospectus relating thereto (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required to be delivered under the Securities Act or any event shall occur or condition exist as a result of which it is necessary to amend or supplement such prospectus in order to make the statements therein, in the light of the circumstances when the prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is to be delivered, not misleading, or, it is necessary to amend or supplement the prospectus to comply with applicable law, forthwith

9 to prepare, file with the SEC and furnish, at its own expense, to the Investors (and any purchasers to the extent required), either amendments or supplements to the prospectus so that the statements in the prospectus as so amended or supplemented will not, in the light of the circumstances when the prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered, be misleading or so that the prospectus, as amended or supplemented, will comply with applicable law; (g) use commercially reasonable efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Investors; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection or (ii) take any action that would subject it to general service of process in any such jurisdictions; (h) in the event that the Registrable Securities are being offered in an underwritten public offering, enter into an underwriting agreement, a placement agreement or equivalent agreement, in each case in accordance with the applicable provisions of this Agreement; (i) in connection with an Underwritten Offering, the Company shall cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “electronic road shows” or other similar marketing efforts) (it being understood that the Company and its officers shall not be obligated to participate in any in-person road show presentations); (j) use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter,” dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (iii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; (k) to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed; (l) for so long as such shares are book-entry shares, provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement; (m) in connection with a customary due diligence review, make available for inspection by the Investors, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Investors or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable

10 business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such registration statement, provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons (except for disclosure made by Holder’s (i) to their employee’s agents, and professional advisers who need to know such information and are obligated to keep it confidential or (ii) to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential) unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, and providing to the extent permitted by law and reasonably practicable, the Company with a reasonable opportunity to dispute such judgment, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or by any other person that is/was subject to a similar obligation of confidentiality or (iv) such information (A) was known or becomes available to such Offering Persons or their representatives from a source other than the Company; provided, that such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, reference to, or any other incorporation of any of the information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Offering Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure (except in the case of (ii) above when a proposed disclosure was or is to be made in connection with a registration statement or prospectus under this Agreement and except in the case of clause (i) above when a proposed disclosure is in connection with a routine audit or examination by, or a blanket document request from, a regulatory or self-regulatory authority, bank examiner or auditor); (n) cooperate with the Investors and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC; (o) as promptly as is reasonably practicable notify the Investors when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, of any request by the SEC or other federal or state Governmental Authority for amendments or supplements to such registration statement or related prospectus or to amend or to

11 supplement such prospectus or for additional information, of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose, if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement contemplated by Section 2.1(f) above) cease to be true and correct or of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (p) in the event that the Registrable Securities are being offered in an Underwritten Offering, (i) cause the Company’s independent registered public accounting firm to delivery customary “comfort letters” with respect to the Company’s consolidated financial statements and other financial information incorporated by reference in the relevant registration statement and (ii) use reasonable efforts to cause any other accounting firm to deliver customary “comfort letters” with respect to the financial statements of any other entity that would be required to be incorporated by reference in such registration statement. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.1(f) or 2.1(o), each Investor shall discontinue disposition of any Registrable Securities covered by such registration statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until the Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company in writing, the Investors shall use commercially reasonable efforts to return to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as is reasonably practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Holders thereof. In the event the Company invokes an Interruption Period hereunder and in the sole discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, provide written notice, as soon as is reasonably practicable, to the Investors that such Interruption Period is no longer applicable. Section 2.2 Suspension. In the case of any registration of Registrable Securities effected by the Company pursuant to Article I, the Company shall be entitled, on one (1) occasion in any twelve (12) month period, for a period of time not to exceed 60 days, to (x) defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering any Registrable Securities, (y) suspend the use of any prospectus and registration statement covering any Registrable Securities, and (z) require the Holders of Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a registration statement, if the Company delivers to the Investors a certificate signed by the chairman of the Board of Directors of the Company or any other executive officer of the Company certifying that such registration and offering would (i) require the Company to make an Adverse Disclosure or (ii) materially interfere with any bona fide material financing, acquisition, disposition or other

12 similar transaction involving the Company or any of its subsidiaries then under consideration. Such certificate shall contain a statement of the reasons for such suspension and an approximation of the anticipated length of such suspension. Each Investor shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to a Underwritten Offering Notice, or requires the Holders to suspend any Underwritten Offering, the Investors shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.7. Section 2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration shall be borne by the Company, provided that each Holder of Registrable Securities participating in an offering shall pay all applicable underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, on the Registrable Securities sold by such Holder and the fees and expenses of any counsel to the Holders (other than such fees and expenses expressly included in Registration Expenses). Section 2.4 Information by Holders. (a) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, such obligations will be conditioned on compliance by such Holder or Holders with the terms of this Section 2.4. (b) Such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, (i) provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information, (ii) comply with all laws applicable to such Holders in connection with any registration or the distribution of Registrable Securities thereunder, including Regulation M promulgated under the Exchange Act, (iii) permit the Company and its representatives to examine any documents and records that are necessary for the Company to ensure compliance with applicable laws in connection with any offering of Registrable Securities and (iv) execute, deliver and perform under any agreement or instrument necessary to effectuate the offering of Registrable Securities, in each case as may be required by applicable law and is necessary to enable the Company to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof.

13 (c) On receipt of any notice from the Company of the occurrence of any of the events specified in Section 2.1(f) or clauses (ii) or (iii) of Section 2.1(o), or that otherwise requires the suspension by such Holder or Holders and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Holder or Holders, such Holders shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Holder or Holders until the offering, sale and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law. Section 2.5 Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its commercially reasonable efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement; and (b) so long as a Holder owns any Restricted Securities, furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act. Section 2.6 Rule 144 Sales. For as long as the Holders own any Convertible Preferred Stock or any Common Stock issued or issuable upon conversion thereof, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable best efforts to take such further necessary action as any Holder may reasonably request in connection with the removal of any restrictive legend on the Convertible Preferred Stock or Common Stock being sold, all to the extent required from time to time to enable such Holder to sell such Convertible Preferred Stock and Common Stock without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Section 2.7 Holdback Agreement. If during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Investors that it intends to conduct such an offering utilizing an effective registration statement or pursuant to a marketed Rule 144A and/or Regulation S offering and provides the Investors the opportunity to participate in such offering in accordance with and to the extent required by Section 1.10, the Investors shall, if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters (or initial purchaser or initial purchasers), covering the period commencing on the date of the prospectus (supplement) or offering memorandum pursuant to which such offering may be made and continuing until no more than ninety (90) days from the date of such prospectus, or such shorter period as shall be required of (i) any shareholder other than a director or executive officer of the Company, if any other such shareholder is required to sign a lock-up agreement in connection with such offering or (ii) any director, executive officer of the Company if only directors and executive officers are required to

14 sign a lock-up agreement in connection with such offering. If (i) any shareholder that has Registrable Securities (or the equivalent pursuant to any other registration rights agreement) or other investor (other than a director or executive officer) that files reports under Section 16 of the Exchange Act, in each case that beneficially owns Common Stock in an amount equal to or greater than 5% of the then outstanding Common Stock is not required to sign a lock-up in connection with such offering, then the Investors shall not have any obligation to sign a lock-up agreement in connection with such offering and (ii) any shareholder lock-up agreement is terminated or a waiver is granted prior to the expiration of the restricted period specified in such lock-up agreement, the Investors shall likewise be released from its lock-up agreement to the same extent as the relevant shareholder if and to the extent such Investor’s lock-up it is still in force at such time. ARTICLE III INDEMNIFICATION Section 3.1 Indemnification by Company. To the fullest extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a registration statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold harmless each Holder, each Holder’s current and former officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors and other representatives (collectively, “Representatives”), and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s Representatives, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually and reasonably incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus or any amendment or supplement thereto, any preliminary prospectus, any issuer free writing prospectus or any road show as defined in Rule 433(h) under the Securities Act (a “road show”), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use therein, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually and reasonably incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses

15 or action, as such expenses are incurred; provided that, except as set forth in Section 3.3, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). Section 3.2 Indemnification by Holders. To the fullest extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders of Registrable Securities, the Company, each of its Representatives, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), to the same extent as the foregoing indemnity from the Company to each Holder set forth in Section 3.1 above subject to the last sentence of this Section 3.2, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such registration statement, final prospectus or any amendment or supplement thereto, any preliminary prospectus, any issuer free writing prospectus or any road show; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any Holder exceed an amount equal to the net proceeds received by such Holder and/or its Representatives in respect of the Registrable Securities sold pursuant to the registration statement. Except as set forth in Section 3.3, the indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed). Section 3.3 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as is reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay; or (iii) the Indemnifying Party agrees to pay such fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation,

16 shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which (A) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in this Article III, if at any time an Indemnified Party shall have requested that an Indemnifying Party reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Party of such request and (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim. Section 3.4 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Holder in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

17 Section 3.5 Survival. The indemnification provided for under this Article III shall survive the sale or other Transfer of the Registrable Securities and the termination of this Agreement. ARTICLE IV JOINDER, TRANSFER AND TERMINATION OF REGISTRATION RIGHTS Section 4.1 Joinder. The Company may from time to time permit any Person who acquires Convertible Preferred Stock or any shares of Common Stock issued upon conversion thereof to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit B attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, any Common Stock issued or issuable pursuant to the conversion of any Convertible Preferred Stock held by such Person shall become Registrable Securities, and such Person shall be deemed a Holder. Section 4.2 Transfer of Registration Rights. Any transferee of Registrable Securities under this Agreement in a Transfer permitted by the Investment Agreements may become a Holder of such Registrable Securities under this Agreement; provided, however, that (i) prior written notice of such Transfer is given to the Company, and (ii) such transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in the form of Exhibit B hereto Section 4.3 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities. The registration rights set forth in this Agreement shall terminate on the date on which all shares of Common Stock issuable (or actually issued) upon conversion of the Convertible Preferred Stock cease to be Registrable Securities. ARTICLE V MISCELLANEOUS Section 5.1 Amendments and Waivers. Subject to compliance with applicable law, this Agreement only may be amended or supplemented in any and all respects by written agreement of each of the Company, Bain (to the extent it or its Affiliates hold Registrable Securities), AE (to the extent it or its Affiliates hold Registrable Securities) and holders of a majority of Registrable Securities at the relevant time of determination. Section 5.2 Extension of Time, Waiver, Etc. The parties hereto may, subject to applicable law, (a) extend the time for the performance of any of the obligations or acts of the other party or (b) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the parties hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any

18 agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Section 5.3 Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other party hereto; provided, however, that, if the Company consolidates or merges with or into any Person and the Common Stock or any other Registrable Securities are, in whole or in part, converted into or exchanged for securities of a different issuer, and any Holder would, upon completion of such merger or consolidation, hold Registrable Securities of such issuer, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Holders. Section 5.4 Counterparts. This Agreement, and any amendments hereto, may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all counterparties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg, DocuSign or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity. Section 5.5 Entire Agreement; No Third Party Beneficiary. This Agreement and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder. Section 5.6 Governing Law; Jurisdiction. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles. (b) All legal or administrative proceedings, suits, audits, charges, claims, investigations, arbitrations or actions (“Actions”) arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an

19 inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 5.6 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.9 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment. Section 5.7 Specific Enforcement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Investors would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction. Section 5.8 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.8. Section 5.9 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

20 (a) If to the Company, to it at: Redwire Corporation 8226 Philips Highway, Suite 101 Jacksonville, FL 32256 Attention: Nathan O’Konek, Executive Vice President, General Counsel and Secretary Email: nathan.okonek@redwirespace.com with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Alexander M. Schwartz Hannah Kropp Email: alexander.schwartz@kirkland.com hannah.kropp@kirkland.com (b) If to the AE, to it at: c/o AE Industrial Partners Fund II, L.P. 2500 N. Military Trail, Suite 470 Boca Raton, FL 33431 Attn: Melissa Klafter, Partner, Chief Financial Officer Email: mklafter@aeroequity.com with a copy to (which will not constitute notice): Akerman LLP 1251 Avenue of the Americas, 37th Floor New York, NY 10020 Attention: Kenneth G. Alberstadt Email: kenneth.alberstadt@akerman.com (c) If to Bain, to it at: Bain Capital Credit, LP 200 Clarendon Street Boston, MA 02116 Attention: Michael Treisman Email: mtreisman@baincapital.com Cc: Document Control Team; baincapitalcreditdocs@baincapital.com with a copy to (which will not constitute notice): Davis Polk & Wardwell LLP

21 450 Lexington Avenue New York, NY 10017 Attention: Brian Wolfe Email: brian.wolfe@davispolk.com or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Section 5.10 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law. Section 5.11 Expenses. Except as provided in Section 2.3, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. Section 5.12 Interpretation. The rules of interpretation set forth in Section 7.13 of the Investment Agreements shall apply to this Agreement, mutatis mutandis. [Signature pages follow]

Signature Page to Registration Rights Agreement IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written. COMPANY: REDWIRE CORPORATION By: /s/ Jonathan Baliff . Name: Jonathan Baliff Title: Chief Financial Officer

Signature Page to Registration Rights Agreement IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written. INVESTOR: BCC REDWIRE AGGREGATOR, LP By: Bain Capital Credit Member, LLC its general partner By: /s/ Sally Fassler Dornaus . Name: Sally Fassler Dornaus Title: Managing Director/CFO-Bain Capital Credit, LP AE INDUSTRIAL PARTNERS FUND II, LP By: AE Industrial Partners Fund II GP, LP Its: General Partner By: AeroEquity GP, LLC Its: General Partner By: /s/ Michael Greene . Name Michael Greene Title: Managing Member AE INDUSTRIAL PARTNERS STRUCTURED SOLUTIONS I, L.P. By: AE Industrial Partners Structured Solutions I GP, LP Its: General Partner By: AeroEquity GP, LLC Its: General Partner By: /s/ Michael Greene . Name Michael Greene Title: Managing Member

EXHIBIT A DEFINED TERMS 1. The following capitalized terms have the meanings indicated: “Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company (after consultation with external legal counsel): (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly. “Affiliate” shall have the meaning given to such term in the Investment Agreements. “Business Day” shall have the meaning given to such term in the Investment Agreements. “Closing” shall have the meaning given to such term in the Investment Agreements. “Common Stock” means all shares currently or hereafter existing of common stock, par value $0.0001 per share, of the Company. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FINRA” means the Financial Industry Regulatory Authority, Inc. “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC. “Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational. “Investors” means AE and Bain and each of their successors and any Person that becomes a party hereto pursuant to Section 4.1. “Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority. “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

2 “Registrable Securities” means, as of any date of determination, any shares of Common Stock held or hereafter acquired (or, in each case, beneficially owned) by the Investors, including any Common Stock issued or issuable pursuant to the conversion of any Convertible Preferred Stock, warrants of the Company or any shares of Common Stock issued or issuable upon the exercise thereof and any other securities issued or issuable with respect to any such shares of Common Stock or warrants by way of conversion, share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities or (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met. “Registration Expenses” means all expenses incurred by the Company in complying with Article I, including all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants, fees and expenses in connection with complying with state securities or “blue sky” laws, FINRA fees, fees of transfer agents and registrars, transfer taxes, and reasonable and documented fees and out-of-pocket expenses of one outside legal counsel to the Investors and all Holders retained in connection with registrations contemplated hereby, but excluding underwriting discounts and commissions, brokers’ commissions and stock transfer taxes, if any, in each case to the extent applicable to the Registrable Securities of any selling Holders. “Restricted Securities” means any Convertible Preferred Stock or Common Stock required to bear the legend set forth in Section 5.07(a) of the Investment Agreements. “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule. “Rule 144A” means Rule 144A promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule. “Rule 462(e)” means Rule 462(e) promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule. “SEC” means the United States Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

3 “Transaction Documents” shall have the meaning given to such term in the Investment Agreements. 2. The following terms are defined in the Sections of the Agreement indicated: INDEX OF TERMS Term Section Actions ............................................................................. Section 5.6(b) Agreement ....................................................................... Preamble AE .................................................................................... Preamble Bain .................................................................................. Preamble Company .......................................................................... Preamble Company Indemnified Parties ......................................... Section 3.2 Convertible Preferred Stock ............................................ Recitals Effectiveness Period ........................................................ Section 1.2 Holder .............................................................................. Recitals Holder Indemnified Parties .............................................. Section 3.1 Indemnified Party ............................................................ Section 3.3 Indemnifying Party .......................................................... Section 3.3 Interruption Period ........................................................... Section 2.1(o) Investment Agreements ................................................... Recitals Losses .............................................................................. Section 3.1 Offering Persons .............................................................. Section 2.1(m) Piggyback Notice ............................................................. Section 1.10 (a) Piggyback Registration Statement ................................... Section 1.10 (a) Piggyback Request .......................................................... Section 1.9(a) Representatives ................................................................ Section 3.1 Resale Shelf Registration Statement................................ Section 1.1 Shelf Offering .................................................................. Section 1.8 Subsequent Holder Notice ............................................... Section 1.6 Subsequent Shelf Registration Statement ........................ Section 1.3 Take-Down Notice .......................................................... Section 1.8 Underwritten Offering ..................................................... Section 1.7(a) Underwritten Offering Notice ......................................... Section 1.7(a)

EXHIBIT B JOINDER TO REGISTRATION RIGHTS AGREEMENT The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of October 28, 2022 (the “Registration Rights Agreement”), by and between Redwire Corporation, a Delaware corporation (the “Company”), BCC Redwire Aggregator, L.P., a Delaware limited partnership, AE Industrial Partners, Fund II L.P., a Delaware limited partnership, AE Industrial Structured Solutions I, L.P., a Delaware limited partnership and and each other Person who executes a Joinder attached hereto as Exhibit B (collectively, the “Holders”). Capitalized terms used and not defined herein shall have the meanings set forth in the Registration Rights Agreement. By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement. Accordingly, the undersigned has executed and delivered this Joinder as of [●], 20[ ]. [HOLDER] By: _________________________________ Name: Title: